SCHWAB



YIELDPLUS FUND (TM)






        August 31, 2001

        Annual Report enclosed


                                                           [CHARLES SCHWAB LOGO]

IMPORTANT NOTICE REGARDING
DIVIDEND DISTRIBUTION


The dividend payment cycle for Schwab Bond Funds will be moved to the last business day of every month from the current cycle of paying on the 25th of each month. Please note that November 2001 will be the last month that dividends will be paid on the 25th day of the month.

Please contact 800.435.4000 if you have any questions.

SCHWAB


YIELDPLUS FUND (TM)




        August 31, 2001

        Annual Report




[MAN & WOMAN ON STEPS PHOTO]                               [CHARLES SCHWAB LOGO]

[PHOTO OF CHARLES SCHWAB]

Dear Shareholder,

The tragic terrorist attacks of September 11, 2001 will weigh on our minds for years to come. Amid the nation's uncertainties, a few things remain clear. We must continue to reach out and help the distressed, offer support, and take steps to rebuild and create the best possible future for generations to come.

It's also clear that America remains strong, as do its institutions. While the nation's financial system has been deeply impacted, the system's foundation is strong.

The message for investors remains consistent: the basic rules of investing still apply. Just as in the past, a long-term strategy and a diversified portfolio are still the most important factors in achieving your financial future.

By investing in SchwabFunds(R), you have already taken an important step in building a portfolio that can help you achieve your financial goals. Thank you for the trust you've placed in SchwabFunds.

Sincerely,

/s/ Charles Schwab
------------------
Charles Schwab


SCHWAB
YIELDPLUS FUND(TM)


Annual Report
August 31, 2001

    1    Market Overview

    5    Schwab YieldPlus Fund

         Key factors during the reporting period included sharply declining short-term interest rates and strong demand for bonds.

    20   Financial Notes

         -----------------------------------------------------------------------

    24   HOW TO READ THIS REPORT

         An illustrated guide to the financials, along with a glossary.

MARKET OVERVIEW

DECADE OF ECONOMIC GROWTH
GIVES WAY TO FEAR OF RECESSION.

[FACTORY WORKER PHOTO]

After ten years of growth, the U.S. economy cooled dramatically, and is now struggling to avoid slipping into a recession. During the second quarter of 2001, the nation's Gross Domestic Product (GDP) grew at its slowest pace since 1993 (see chart, page 2). After hitting record highs earlier in 2000, equity markets slid sharply, and continued to fall throughout the report period.

In response, the Federal Reserve Bank (the Fed) lowered interest rates aggressively, making eight cuts in the first nine months of 2001 for a total reduction of 3.50%, including the September 2001 rate cut after the report period. Because the main effects of a rate cut typically aren't felt until six to nine months later, it was still unclear, as of the end of the report period, what effects the rate cuts would have on economic growth. Many parts of the economy, especially technology and manufacturing, were hit hard and remain weak. But consumer spending and the housing market remained relatively strong. By late August 2001, some indicators suggest that the economy's decline has slowed significantly. However, a great deal of additional uncertainty now exists due to the recent terrorist attacks. It will be some time before we are able to assess the long-term economic effects of the attacks.

ASSET CLASS PERFORMANCE COMPARISON  % returns during the report period

This graph compares the performance of various asset classes during the report period.

[LINE GRAPH]

              Lehman Brothers U.S.     MSCI EAFE          Russell 2000         S&P 500       3 Month U.S.
              Aggregate Bond Index      Index           Small-Cap Index        Index         Treasury Bill
8/31/00             0                      0                    0                 0                0
                 0.24                   2.25                 0.77               0.2              0.2
                 0.15                  -1.93                 -0.5             -1.53             0.33
                -0.02                  -4.17                -1.23             -3.42             0.45
                 0.21                  -5.57                -3.45             -4.55             0.56
                 0.63                  -4.96                -2.91             -5.29             0.68
                  0.6                  -5.27                -8.55             -7.11             0.78
                 0.96                   -8.6                -10.5              -9.4             0.88
                  1.5                  -9.42                -9.17              -7.9             0.98
10/27/00         1.38                  -7.97               -10.57             -9.04             1.08
                 1.18                  -5.08                -5.34             -5.87             1.18
                 1.39                  -7.13               -10.31             -9.88             1.29
                 1.83                  -8.54                -9.94             -9.76             1.41
                 2.14                 -11.04               -11.95            -11.47             1.52
                  2.7                  -9.53               -14.72             -13.1             1.64
                 3.66                  -8.37               -10.55             -9.49             1.78
                 4.44                  -9.33               -14.44             -13.3             1.91
                 5.12                 -10.36                -13.5            -13.71             2.15
12/29/00         4.86                  -7.59                -9.61            -12.69             2.17
                 6.29                  -7.37               -13.42            -14.14             2.43
                 5.23                  -8.88                -9.16             -12.8             2.48
                 5.86                  -8.12                -8.72            -11.21             2.58
                 5.78                  -8.63                -6.73            -10.39             2.69
                 6.56                  -8.33                -6.26            -10.69              2.8
                 6.67                 -10.98                -6.98            -12.98             2.88
                 6.39                  -12.2                -4.73            -13.86             2.97
2/23/01          6.56                 -15.06                -10.6            -17.55             3.08
                  7.3                  -14.8               -10.69            -18.22             3.18
                 7.59                 -14.08               -11.27            -18.27             3.29
                 8.34                 -20.57               -17.21            -23.76              3.4
                 8.36                 -21.36               -16.91            -24.47             3.51
                 8.03                 -19.81                -15.5            -23.03             3.61
                 8.43                 -18.66               -18.45            -25.15             3.77
                  7.5                 -17.17               -14.61             -21.5             3.81
                 7.49                 -15.24               -12.41            -17.55             3.94
4/27/01          7.49                 -14.71                -9.14            -16.88                4
                 8.47                 -13.82                -7.44            -15.92             4.09
                 7.25                 -15.01                -8.44             -17.3             4.15
                 7.92                 -14.74                -4.85            -14.23             4.26
                 7.63                  -15.6                 -4.4            -15.16             4.32
                 8.45                 -17.86                -5.67            -16.17             4.38
                 8.59                 -17.57                -3.78            -15.89             4.45
                  9.2                 -20.13                -6.85            -19.25             4.55
                 9.81                 -20.72                -8.05            -18.52             4.62
6/29/01          8.64                 -20.94                -3.43            -18.52             4.67
                 8.98                 -23.82                -9.11            -20.77             4.74
                 9.57                 -23.31                -7.74             -19.1              4.8
                10.38                 -23.57                -8.09            -19.42             4.88
                10.71                 -23.72                -8.63            -19.76             4.94
                10.57                 -21.45                -8.21            -19.11             5.01
                11.26                 -23.26               -10.38            -20.72              5.1
                11.79                 -22.82               -10.33             -22.6             5.19
                11.72                 -21.86                -9.34            -21.08             5.25
8/31/01         12.35                 -24.35               -11.63            -24.39             5.32

LEHMAN BROTHER U.S. AGGREGATE BOND INDEX: measures the U.S. bond market

THREE-MONTH U.S. TREASURY BILLS (T-BILLS): measures short-term U.S. Treasury obligations

S&P 500(R) INDEX: measures U.S. large-cap stocks

RUSSELL 2000(R) INDEX: measures U.S. small-cap stocks

MSCI-EAFE(R) INDEX: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

These figures assume dividends and distributions were reinvested. Index figures don't include trading and management costs, which would lower performance. Indices are unmanaged and you can't invest in them directly. Remember that past performance isn't an indication of future results.

Data source: Charles Schwab & Co., Inc. (Schwab).

MARKET OVERVIEW CONTINUED

--------------------------------------------------------------------------------
The average amount of time for a laid-off worker to find a new job approximately doubled during the report period.
--------------------------------------------------------------------------------
                                       Source: Bureau of Labor Statistics.

JOBLESS RATE HITS 4-YEAR HIGH.

After falling so low in 2000 that many feared the return of inflation, the U.S. unemployment rate began rising rapidly. By mid-2001 it was a full 1% higher than it had been nine months earlier, and was at its highest level since 1997.


[MAN CHECKING CLASSIFIEDS PHOTO]

Job losses have affected almost every industry in the economy, with manufacturing among the hardest hit. Shortly after the period, several major airlines have announced dramatic employment cuts, which will cause unemployment to rise further. The rapidly rising unemployment rate is likely to slow one of the economy's remaining strengths -- consumer spending.

On a positive note, the soft economy and falling interest rates kept inflation very low during the period. Employers continue to benefit from strong worker productivity, which has helped to control labor costs, and consumer prices have been relatively stable.

--------------------------------------------------------------------------------

ECONOMIC FACTORS AND THEIR EFFECTS
ON THESE FUNDS.

The following charts show recent figures for common measures of the state of the U.S. economy and the Interest rate environment.

While the relationship of each of these factors to the performance of the funds is complex, the captions over each chart and the discussion above include analysis of how we believe these factors may have influenced market behavior during the report period.


REAL GDP GROWTH
Annualized growth rate for each quarter shown

The U.S. economy has grown steadily for more than 10 years, but the rate of growth has slowed during the year. Real GDP grew just 0.3% in the second quarter of 2001, its lowest level since 1993.

[BAR CHART]

Q3 1991              1.3
Q4 1991              2.5
Q1 1992              3.8
Q2 1992              3.8
Q3 1992              3.1
Q4 1992              5.4
Q1 1993              0.1
Q2 1993              2.5
Q3 1993              1.8
Q4 1993              6.2
Q1 1994              3.4
Q2 1994              5.7
Q3 1994              2.2
Q4 1994                5
Q1 1995              1.5
Q2 1995              0.8
Q3 1995              3.1
Q4 1995              3.2
Q1 1996              2.9
Q2 1996              6.8
Q3 1996                2
Q4 1996              4.6
Q1 1997              4.4
Q2 1997              5.9
Q3 1997              4.2
Q4 1997              2.8
Q1 1998              6.1
Q2 1998              2.2
Q3 1998              4.1
Q4 1998              6.7
Q1 1999              3.1
Q2 1999              1.7
Q3 1999              4.7
Q4 1999              8.3
Q1 2000              2.3
Q2 2000              5.7
Q3 2000              1.3
Q4 2000              1.9
Q1 2001              1.3
Q2 2001              0.2

Gross domestic product (GDP), a broad measure of the goods and services produced in the United States during a given time period, is a prime indicator of the health of the country's economy. Typically, stock investors see increases in GDP as a positive, since it indicates stronger demand, production and corporate earnings. The figures shown here are adjusted for inflation.

Data source: Bloomberg L.P.

-----------------------------------------------------------------------------
In the U.S. as well as overseas, stocks generally posted negative returns for the period. Bonds, however, benefited from many factors.
-----------------------------------------------------------------------------

BONDS BENEFIT FROM RATE CUTS; STOCK PRICES CONTINUE TO FALL.

The bond market continued to perform well. Bond prices benefited from the U.S. Treasury's decision to use part of the budget surplus to buy back its own bonds, which reduced the supply of Treasuries. This happened just at a time when stock market woes were causing many investors to shift assets into bonds, driving up demand. The Fed's interest rate cuts only helped push bond prices higher, although they pushed yields lower for money market investments.

In contrast, the dramatic decline of equity markets that began in the last quarter of 2000 continued during the report period, leaving stocks in bear market territory for the first time in years. The equity markets suffered further declines when the markets reopened after the attacks with the Dow Jones Industrial Average (DJIA) falling 14.26% in one week.

The biggest declines were in the technology sector, where the dot-com boom of the past several years had driven market valuations to historic highs. As many of these Internet start-ups began to downsize or fail, the technology sector collapsed. The Nasdaq Composite Index lost more than a third of its value from January to April, and in spite of some rallies, it continued to suffer for the rest of the report period.


U.S. UNEMPLOYMENT RATE
Adjusted for seasonal variations

Unemployment was 4.9% in August 2001. Its highest level since 1997 and 1% above the low reached last year.

[LINE GRAPH]

Jun-91         6.9
               6.8
               6.9
               6.9
                 7
                 7
               7.3
               7.3
               7.4
               7.4
               7.4
               7.6
               7.8
               7.7
               7.6
               7.6
               7.3
               7.4
               7.4
               7.3
               7.1
                 7
               7.1
               7.1
Jun-93           7
               6.9
               6.8
               6.7
               6.8
               6.6
               6.5
               6.8
               6.6
               6.5
               6.4
               6.1
               6.1
               6.3
                 6
               5.8
               5.8
               5.6
               5.5
               5.6
               5.4
               5.3
               5.8
               5.8
Jun-95         5.6
               5.6
               5.7
               5.6
               5.5
               5.7
               5.6
               5.6
               5.5
               5.6
               5.5
               5.6
               5.3
               5.5
               5.1
               5.2
               5.2
               5.3
               5.4
               5.3
               5.3
               5.1
                 5
               4.7
Jun-97           5
               4.7
               4.9
               4.7
               4.7
               4.6
               4.7
               4.5
               4.6
               4.6
               4.3
               4.3
               4.5
               4.5
               4.5
               4.5
               4.5
               4.4
               4.4
               4.3
               4.1
               4.2
               4.4
               4.2
Jun-99         4.3
               4.3
               4.2
               4.2
               4.1
               4.1
               4.1
                 4
               4.1
                 4
                 4
               4.1
                 4
                 4
               4.1
               3.9
               3.9
                 4
                 4
               4.2
               4.2
               4.3
               4.5
               4.4
               4.5
               4.5
Aug-01         4.9

This measures the portion of the U.S. labor force that is unemployed and is either seeking a job or waiting to return to one. Low unemployment often accompanies prosperity and is generally a positive factor for investors, although very low unemployment may boost inflation as employers raise pay to compete for workers. Rising unemployment may mean a softening economy.

Data source: Bloomberg L.P.


MEASURES OF INFLATION
Annualized figures for the Consumer Price Index (monthly) and Employment Cost Index (quarterly)

CPI was up 2.7% for the 12 months ended August 31, 2001. ECI rose 3.9% (for the 12 months ended June 30, 2001).

[LINE GRAPH]


               Consumer        Employment
                 Price            Cost
                 Index            Index
Jun-91            4.7              4.6
                  4.4              4.3
                  3.8              4.3
                  3.4              4.3
                  2.9              4.3
                    3              4.3
                  3.1              4.3
                  2.6                4
                  2.8                4
                  3.2                4
                  3.2              3.6
                    3              3.6
Jun-92            3.1              3.6
                  3.2              3.5
                  3.1              3.5
                    3              3.5
                  3.2              3.5
                    3              3.5
                  2.9              3.5
                  3.3              3.5
                  3.2              3.5
                  3.1              3.5
                  3.2              3.6
                  3.2              3.6
Jun-93              3              3.6
                  2.8              3.6
                  2.8              3.6
                  2.7              3.6
                  2.8              3.5
                  2.7              3.5
                  2.7              3.5
                  2.5              3.2
                  2.5              3.2
                  2.5              3.2
                  2.4              3.2
                  2.3              3.2
Jun-94            2.5              3.2
                  2.8              3.2
                  2.9              3.2
                    3              3.2
                  2.6                3
                  2.7                3
                  2.7                3
                  2.8              2.9
                  2.9              2.9
                  2.9              2.9
                  3.1              2.9
                  3.2              2.9
Jun-95              3              2.9
                  2.8              2.7
                  2.6              2.7
                  2.5              2.7
                  2.8              2.7
                  2.6              2.7
                  2.5              2.7
                  2.7              2.8
                  2.7              2.8
                  2.8              2.8
                  2.9              2.9
                  2.9              2.9
Jun-96            2.8              2.9
                    3              2.8
                  2.9              2.8
                    3              2.8
                    3              2.9
                  3.3              2.9
                  3.3              2.9
                    3              2.9
                    3              2.9
                  2.8              2.9
                  2.5              2.8
                  2.2              2.8
Jun-97            2.3              2.8
                  2.2                3
                  2.2                3
                  2.2                3
                  2.1              3.3
                  1.8              3.3
                  1.7              3.3
                  1.6              3.3
                  1.4              3.3
                  1.4              3.3
                  1.4              3.5
                  1.7              3.5
Jun-98            1.7              3.5
                  1.7              3.7
                  1.6              3.7
                  1.5              3.7
                  1.5              3.4
                  1.5              3.4
                  1.6              3.4
                  1.7                3
                  1.6                3
                  1.7                3
                  2.3              3.2
                  2.1              3.2
Jun-99                2              3.2
                  2.1              3.1
                  2.3              3.1
                  2.6              3.1
                  2.6              3.4
                  2.6              3.4
                  2.7              3.4
                  2.7              4.3
                  3.2              4.3
                  3.7              4.3
                    3              4.4
                  3.1              4.4
                  3.7              4.4
                  3.7              4.4
Aug-00            3.4              4.4
                  3.5              4.3
                  3.4              4.3
                  3.4              4.3
                  3.4              4.1
                  3.7              4.1
                  3.5              4.1
                  2.9              4.1
                  3.3              4.1
                  3.6              4.1
                  3.2              3.9
                  2.7              3.9
Aug-01

The Consumer Price Index (CPI) tracks changes in the cost of goods and services and is the most common measure of inflation. The Employment Cost Index (ECI) measures the cost of employing workers, including benefits costs. Financial markets are very sensitive to increases in inflation because of the potentially negative impact on corporate earnings, investors and consumers.

Data source: Bloomberg L.P.

MARKET OVERVIEW CONTINUED

----------------------------------------------------------------------------
While the economic damage and disruption stemming from the attacks will reverberate for years, the nation's long-term prospects remain bright.
----------------------------------------------------------------------------


LOOKING AHEAD: OUTLOOK STILL UNCLEAR IN WAKE OF ATTACKS.

[GRAPHIC OF U.S. FLAG]

The tragic terrorist attacks of September 11 are certain to have a profound and lasting effect on our country. Exactly what this effect is to be, however, will not be fully known for some time.

Prior to the attacks, the economy was into its eighth month of decline, with recession a real possibility. By the end of the report period, the Fed had responded with its interest rate cuts and appeared willing to make further cuts if necessary. President Bush's proposed tax cuts, also billed as a spur to the flagging economy, have been passed by Congress.

These factors still have bearing in any assessment of economic and investment prospects over the coming months. But the near-term outlook for the U.S. economy, which was not clear before the attacks, is only more clouded now.


YIELDS OF U.S. TREASURY BONDS
Effective yields of five-year and ten-year Treasuries


The volatility in the equity markets increased investor demand for bonds leading to lower yields and higher prices.

[LINE GRAPH]


                   Ten Year                 Five Year
             Treasury Bond Yields      Treasury Bond Yields
Jun-91               8.23                      7.88
                     8.15                      7.74
                     7.82                      7.34
                     7.45                      6.91
                     7.46                      6.74
                     7.38                      6.48
                      6.7                      5.93
                     7.27                      6.43
                     7.25                      6.56
                     7.53                      6.92
                     7.58                      6.88
                     7.32                       6.6
                     7.12                      6.27
                     6.71                      5.82
                      6.6                      5.58
                     6.35                      5.32
                     6.79                      5.89
                     6.94                      6.22
                     6.69                      5.99
                     6.36                      5.55
                     6.02                      5.21
                     6.02                      5.24
                     6.01                      5.11
                     6.15                      5.37
Jun-93               5.78                      5.05
                     5.81                      5.15
                     5.45                      4.79
                     5.38                      4.77
                     5.43                      4.85
                     5.82                      5.16
                     5.79                      5.21
                     5.64                      5.02
                     6.13                      5.57
                     6.74                      6.23
                     7.04                      6.64
                     7.15                      6.76
                     7.32                      6.95
                     7.11                      6.73
                     7.17                       6.8
                      7.6                      7.28
                     7.81                      7.49
                     7.91                      7.79
                     7.82                      7.83
                     7.58                      7.51
                      7.2                      7.04
                      7.2                      7.07
                     7.06                      6.88
                     6.28                      6.05
Jun-95                6.2                      5.97
                     6.43                      6.16
                     6.28                      6.07
                     6.18                      6.02
                     6.02                      5.81
                     5.74                      5.52
                     5.57                      5.38
                     5.58                      5.24
                      6.1                      5.73
                     6.33                      6.09
                     6.67                      6.41
                     6.85                      6.63
                     6.71                      6.46
                     6.79                      6.57
                     6.94                      6.73
                      6.7                      6.46
                     6.34                      6.07
                     6.04                      5.83
                     6.42                      6.21
                     6.49                      6.25
                     6.55                      6.39
                      6.9                      6.75
                     6.72                      6.57
                     6.66                       6.5
Jun-97                6.5                      6.38
                     6.01                       5.9
                     6.34                      6.22
                      6.1                      5.99
                     5.83                      5.71
                     5.87                      5.84
                     5.74                      5.71
                     5.51                      5.38
                     5.62                      5.59
                     5.65                      5.62
                     5.67                      5.64
                     5.55                      5.55
                     5.45                      5.47
                     5.49                       5.5
                     4.98                       4.8
                     4.42                      4.22
                     4.61                      4.23
                     4.71                      4.48
                     4.65                      4.54
                     4.65                      4.55
                     5.29                      5.22
                     5.24                       5.1
                     5.35                      5.21
                     5.62                      5.58
Jun-99               5.78                      5.65
                      5.9                      5.79
                     5.97                      5.87
                     5.88                      5.75
                     6.02                      5.96
                     6.19                      6.11
                     6.44                      6.34
                     6.67                      6.68
                     6.41                       6.6
                        6                      6.31
                     6.21                      6.54
                     6.27                      6.52
                     6.03                      6.19
                     6.03                      6.15
                     5.73                      5.97
                     5.8                       5.85
                     5.75                      5.81
                     5.47                      5.43
                     5.11                      4.98
                     5.11                      4.77
                      4.9                      4.66
                     4.92                      4.56
                     5.34                      4.89
                     5.38                      4.91
                     5.41                      4.95
                     5.05                      4.53
Aug-01               4.83                      4.38

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.


Data source: Bloomberg L.P.


YIELD CURVE
Average yields of AAA securities of six maturities



During the reporting period the yield curve reverted back to its more usual pattern of offering higher yields for longer maturity.

[LINE GRAPH]

Maturity           As of 09/01/00           As of 08/31/01
3 Mos.                       6.26                     3.36
6 Mos.                       6.31                     3.29
2 Yrs.                       6.07                     3.63
5 Yrs.                        5.9                     4.38
10 Yrs.                      5.68                     4.83
30 Yrs.                      5.66                     5.37

This chart shows where yields stood at the beginning of the report period and at the end of the period. For debt securities of comparable quality, those with longer maturities typically pay higher interest rates, because they are assumed to carry higher risk. An inverted yield curve generally means that investors expect rates to fall.


Data source: Bloomberg L.P.

SCHWAB

YIELDPLUS FUND(TM)

[PHOTO OF KIM DAIFOTIS]

     "Given the tremendous increase in net assets during the report period, the fund benefited from the many new issues that came to market."

      Portfolio Manager
      Kim Daifotis

KIM DAIFOTIS, CFA, a vice president of the investment adviser, has overall responsibility for management of the fund. Prior to joining the firm in 1997, he worked for more than 17 years in research and asset management.

TICKER SYMBOLS

INVESTOR SHARES     SWYPX

SELECT SHARES(R)    SWYSX

[GRAPHIC]

                      INTEREST RATE SENSITIVITY 1
CREDIT QUALITY 1         LOW    MEDIUM   HIGH
HIGH                     / /     / /      / /
MEDIUM                   /X/     / /      / /
LOW                      / /     / /      / /

Investors with investment horizons of one year or more who are seeking an alternative to a money fund or other fixed-income fund may want to consider this fund.

THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.

MANAGER'S PERSPECTIVE

FIXED INCOME MARKETS TURNED IN A STRONG PERFORMANCE DURING THE REPORT PERIOD. The outlook for weak economic growth prompted the Federal Reserve to aggressively lower short-term rates during the report period. As a result, the yield curve returned to its more typical configuration with longer term bonds offering higher yields than short term bonds. Yields were lower across all maturities of the treasury curve at the end of the report period.

THE CORPORATE BOND MARKET EXPERIENCED RECORD NEW ISSUANCE DURING THE REPORTING PERIOD. Corporations issued more securities during the first eight months of 2001, than all of 2000. The record level of supply was met with a high degree of demand from all types of investors. A weak equity market combined with net negative supply of treasury securities and a continuing strong dollar were all contributing factors for the strong demand.

THE FUND'S COMPOSITION OF CORPORATE BONDS, MORTGAGE-BACKED SECURITIES AND ASSET BACKED-BACKED SECURITIES PROVIDED AN INCOME ADVANTAGE OVER SHORT-TERM TREASURIES. Also, an increased emphasis on fixed rate securities during the later part of the period allowed the fund's NAV to appreciate as market rates moved lower during the report period.


1 Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund's portfolio as of 8/31/01, which may have changed since then, and is not a precise indication of risk or performance -- past, present or future. Definitions of style box categories: Sensitivity (measured as duration):
    Low, up to 3.5 years; Medium, more than 3.5 years to less than six years; High, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.

SCHWAB YIELDPLUS FUND(R)

PERFORMANCE: INVESTOR SHARES

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund's Investor Shares with the Lehman Brothers 1-Year U.S. Treasury Bellwether Index. As of the end of the report period, the shares' 30-day SEC yield was 5.14%. 1

[BAR CHART]

                                                             Lehman U.S.
                                                           Short Treasury    Peer Group
                                       Investor Shares 1     9-12 Months      Average 2
1 YEAR
    Total Return 1                            7.33                7.34           5.54
SINCE INCEPTION: 10/01/99                     6.65                6.38           6.36
    Total Return 1




PERFORMANCE OF A $10,000 INVESTMENT

Shows performance since inception of a hypothetical $10,000 investment in the fund's Investor Shares, compared with a similar investment in the Lehman Brothers 1-Year U.S. Treasury Bellwether Index.

[LINE CHART]

                        Investor           Lehman Brothers 1-Year US Treasury
                         Shares                      Bellwether Index
10/01/99                 10000                            10000
10/31/99                 10050                            10034
11/30/99                 10092                            10060
12/31/99                 10148                            10088
01/31/00                 10184                            10124
02/29/00                 10248                            10175
03/31/00                 10295                            10226
04/30/00                 10270                            10276
05/31/00                 10320                            10321
06/30/00                 10420                            10401
07/31/00                 10492                            10457
08/31/00                 10544                            10490
09/30/00                 10626                            10552
10/31/00                 10680                            10601
11/30/00                 10688                            10671
12/31/00                 10732                            10771
01/31/01                 10827                            10890
02/28/01                 10903                            10937
03/31/01                 10973                            11012
04/30/01                 11039                            11063
05/31/01                 11114                            11126
06/30/01                 11152                            11159
07/31/01                 11247                            11230
08/31/01                 11317                            11262

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 Source: Morningstar, Inc. As of 8/31/01, there were 93 funds in the Morningstar Ultrashort Bond Fund category.

PERFORMANCE: SELECT SHARES(R)

AVERAGE ANNUAL TOTAL RETURNS as of 8/31/01

This chart compares performance of the fund's Select Shares with the Lehman Brothers 1-Year U.S. Treasury Bellwether Index. As of the end of the report period, the shares' 30-day SEC yield was 5.28%. 1

[BAR CHART]

                                                             Lehman U.S.
                                                           Short Treasury    Peer Group
                                        Select Shares 1     9-12 Months      Average 2
1 YEAR
    Total Return 1                            7.50                7.34           5.54
SINCE INCEPTION: 10/01/99                     6.81                6.38           6.36
    Total Return 1

Performance of a $50,000 Investment

Shows performance since inception of a hypothetical $50,000 investment (the minimum investment for this share class) in the fund's Select Shares, compared with a similar investment in the Lehman Brothers 1-Year U.S. Treasury Bellwether Index.

[LINE CHART]

                     Investor             Lehman Brothers 1-Year US Treasury
                      Shares                     Bellwether Index
10/01/99             50000                                  50000
10/31/99             50260                                  50170
11/30/99             50470                                  50300
12/31/99             50755                                  50441
01/31/00             50945                                  50618
02/29/00             51270                                  50876
03/31/00             51515                                  51130
04/30/00             51395                                  51381
05/31/00             51650                                  51607
06/30/00             52105                                  52004
07/31/00             52475                                  52285
08/31/00             52790                                  52452
09/30/00             53210                                  52762
10/31/00             53485                                  53005
11/30/00             53535                                  53354
12/31/00             53760                                  53856
01/31/01             54240                                  54448
02/28/01             54575                                  54683
03/31/01             54985                                  55060
04/30/01             55325                                  55313
05/31/01             55710                                  55628
06/30/01             55850                                  55795
07/31/01             56390                                  56152
08/31/01             56750                                  56310

All figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. The index is unmanaged, and you cannot invest in it directly. The fund's share price and principal value changes, and when you sell your shares they may be worth more or less than what you paid for them. Keep in mind that past performance isn't an indication of future results.

1 Fund yield and returns reflect expense reductions by the fund's investment adviser (CSIM) and transfer agent and shareholder services agent (Schwab). Without these reductions, the fund's yield and returns would have been lower.

2 Source: Morningstar, Inc. As of 8/31/01, there were 93 funds in the Morningstar Ultrashort Bond Fund category.

SCHWAB YIELDPLUS FUND(R)

FUND FACTS

TOP TEN HOLDINGS 1 as of 8/31/01

                                                                                                                      PERCENTAGE OF
     SECURITY                                                                                 RATE    MATURITY DATE    INVESTMENTS
 (1) BEAR STERNS ADJUSTABLE RATE MORTGAGE TRUST
     Series 2001-7 Class A1                                                                   6.20%      09/25/31          1.9%

 (2) FREDDIE MAC                                                                              6.10%      07/01/29          1.9%

 (3) STRUCTURED ASSET SECURITIES CORP.
     Series 2001-14A Class 2A1                                                                6.05%      08/25/31          1.9%

 (4) ATLANTIS TWO FUNDING CORP.                                                               4.06%      09/05/01          1.9%

 (5) SPRINT CAPITAL CORP.                                                                     3.75%      09/13/01          1.9%

 (6) RAYTHEON CO.                                                                             6.45%      08/15/02          1.7%

 (7) CENDANT CORP.                                                                            7.75%      12/01/03          1.7%

 (8) DILLARDS, INC.                                                                           5.79%      11/15/01          1.6%

 (9) SKANDINAVISKA ENSKILDA BANKEN, 144A                                                      6.50%      06/04/03          1.6%

(10) MARLIN WATER TRUST II / CAPITAL CORP. II, 144A                                           6.31%      07/15/03          1.5%
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                                                17.6%

DAILY NAV HISTORY as of 8/31/01

This chart shows the fund's daily NAV history for Investor Shares and Select Shares over the reporting period.

[LINE CHART]

                              Investor                            Select
                               Shares                             Shares
9/1/00                          9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.94                               9.94
                                9.93                               9.93
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.94                               9.94
9/29/00                         9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
10/31/00                        9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.92                               9.91
                                 9.9                                9.9
                                9.87                               9.87
                                9.86                               9.86
                                9.89                               9.89
                                 9.9                               9.89
                                 9.9                                9.9
                                 9.9                                9.9
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
11/30/00                        9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.86                               9.86
                                9.81                               9.81
                                9.81                               9.81
                                9.81                               9.81
                                9.82                               9.81
                                9.82                               9.82
                                9.86                               9.86
                                9.86                               9.86
                                9.86                               9.86
                                9.87                               9.87
                                9.87                               9.87
                                9.86                               9.86
                                9.86                               9.86
                                9.86                               9.86
12/29/00                        9.86                               9.86
                                9.86                               9.86
                                9.85                               9.85
                                9.85                               9.85
                                9.86                               9.86
                                9.87                               9.87
                                9.88                               9.88
                                9.88                               9.88
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.87                               9.87
                                9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.88                               9.88
                                9.89                               9.89
1/31/00                         9.89                               9.89
                                 9.9                                9.9
                                 9.9                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.88
                                9.88                               9.88
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                9.89                               9.89
                                 9.9                                9.9
                                 9.9                                9.9
                                 9.9                                9.9
2/28/01                         9.91                                9.9
                                9.91                               9.91
                                 9.9                                9.9
                                 9.9                                9.9
                                 9.9                                9.9
                                9.91                               9.91
                                9.91                               9.91
                                 9.9                                9.9
                                9.91                               9.91
                                9.91                               9.91
                                9.91                               9.91
                                9.92                               9.92
                                9.92                               9.92
                                9.91                               9.91
                                9.91                               9.91
                                9.91                               9.91
                                9.91                               9.91
                                9.91                               9.91
                                9.91                               9.91
                                 9.9                                9.9
                                 9.9                                9.9
                                9.91                               9.91
3/30/01                         9.92                               9.92
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.92                               9.92
                                9.92                               9.92
                                9.91                               9.91
                                9.92                               9.92
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
                                9.94                               9.94
                                9.94                               9.94
                                9.93                               9.93
                                9.93                               9.93
                                9.93                               9.93
4/30/01                         9.93                               9.93
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.94                               9.93
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
5/31/01                         9.95                               9.95
                                9.95                               9.95
                                9.96                               9.96
                                9.96                               9.96
                                9.97                               9.96
                                9.97                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.97                               9.97
                                9.97                               9.96
                                9.97                               9.97
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.95                               9.95
                                9.94                               9.94
6/29/01                         9.94                               9.93
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.94                               9.94
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.95                               9.95
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.96                               9.96
                                9.97                               9.97
                                9.97                               9.97
                                9.98                               9.97
7/31/01                         9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.97
                                9.98                               9.97
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.97                               9.97
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.98                               9.98
                                9.99                               9.99
                                9.99                               9.99
                                9.99                               9.99
8/31/01                           10                                 10

DIVIDENDS PAID in each fiscal year

[BAR CHART]

Income Dividends per Share

                              Investor                 Select
                               Shares                  Shares
2000 yr                         0.61                    0.62
2001 yr                         0.62                    0.64

1 This list is not a recommendation of any security by the investment adviser. Portfolio holdings may have changed since the report date.

2   Period from the fund's inception on 10/1/99 through 8/31/00.

COMPOSITION OF THE FUND'S PORTFOLIO as of 8/31/01

All figures are shown as a percentage of the fund's investments. Portfolio holdings may have changed since the report date.

BY SECURITY TYPE

[PIE CHART]

1.   54.0%     Corporate Bonds
2.   32.5%     Collateralized Mortgage Obligations
3.   12.3%     Commercial Paper & Other Corporate Obligations
4.    1.1%     Preferred Stock
5.    0.1%     U.S. Government securities and other Investment Companies

BY CREDIT QUALITY 1

[PIE CHART]

1.   32.5%     AAA
2.    0.7%     AA
3.   13.0%     A
4.   37.0%     BBB
5.    4.5%     BB
6.   12.3%     Short-Term Ratings

BY MATURITY

[PIE CHART]

1.   36.7%     0-6 Months
2.   21.9%     7-18 Months
3.   36.6%     19-30 Months
4.    4.8%     More than 30 Months

STATISTICS as of 8/31/01

                                                                     PEER GROUP
                                                          FUND       AVERAGE 2
--------------------------------------------------------------------------------
Number of Issues                                           146          178
--------------------------------------------------------------------------------
12-Month Yield                                            6.30% 2      6.39%
--------------------------------------------------------------------------------
Weighted Average Rate                                     6.25%        6.23%
--------------------------------------------------------------------------------
Weighted Average Maturity                                  0.9 yrs      3.2 yrs
--------------------------------------------------------------------------------
Weighted Average Duration                                  0.9 yrs      0.9 yrs
--------------------------------------------------------------------------------
Weighted Average Credit Quality                              A           AA
--------------------------------------------------------------------------------

EXPENSE RATIO as of 8/31/01

[BAR GRAPH]

INVESTOR SHARES               0.55%
SELECT SHARES(R)              0.40%
PEER GROUP AVERAGE            0.83% 2

1 Based on ratings by Standard & Poor's and Moody's. Where ratings are different, the chart uses the higher rating.

2 Source: Morningstar, Inc. As of 8/31/01, there were 93 funds in the Morningstar Ultrashort Bond Fund category.

SCHWAB YIELDPLUS FUND(R) -- FINANCIALS

FINANCIAL TABLES

These pages provide additional data on the fund's performance, portfolio holdings, expenses and business operations. These figures have been audited by PricewaterhouseCoopers LLP.

Two other sections of this report provide context for the data in these financials. The FINANCIAL NOTES section contains information about the fund's business structure, accounting practices and other matters, completing the data given in these tables. The final section, HOW TO READ THIS REPORT, includes guides designed to make the financials easy to read and understand.

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------

                                                    9/1/00 -        10/1/99 1 -
Investor Shares                                     8/31/01          8/31/00
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                9.92             10.00
                                                    --------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                            0.62              0.61
     Net realized and unrealized losses               0.08             (0.08)
                                                    --------------------------------------------------------------------------------
     Total income from investment operations          0.70              0.53
Less distributions:
     Dividends from net investment income            (0.62)            (0.61)
                                                    --------------------------------------------------------------------------------
Net asset value at end of period                     10.00              9.92
                                                    ================================================================================
Total return (%)                                      7.33              5.44 2
RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
  average net assets                                  0.55              0.55 3,4
Expense reductions reflected in above ratio           0.16              0.24 3
Ratio of net investment income to
  average net assets                                  6.03              6.72 3
Portfolio turnover rate                                106                81
Net assets, end of period ($ x 1,000,000)              185                53

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4  Would have been 0.56% if non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

                                                        9/1/00 -       10/1/99 1 -
SELECT SHARES(R)                                        8/31/01         8/31/00
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    9.92          10.00
                                                        ----------------------------------------------------------------------------
Income from investment operations:

    Net investment income                                 0.64           0.62

    Net realized and unrealized losses                    0.08          (0.08)
                                                        ----------------------------------------------------------------------------
    Total income from investment operations               0.72           0.54

Less distributions:

    Dividends from net investment income                 (0.64)         (0.62)
                                                        ----------------------------------------------------------------------------
Net asset value at end of period                         10.00           9.92
                                                        ============================================================================
Total return (%)                                          7.50           5.58 2

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net operating expenses to
 average net assets                                       0.40           0.40 3,4

Expense reductions reflected in above ratio               0.16           0.24 3

Ratio of net investment income to
 average net assets                                       6.18           6.88 3

Portfolio turnover rate                                    106             81

Net assets, end of period ($ x 1,000,000)                  772            219

1  Commencement of operations.

2  Not annualized.

3  Annualized.

4 Would have been 0.41% if non-routine expenses (proxy fees) had been included.

See the Financial Notes, which are integral to this information.

SCHWAB YIELDPLUS FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS

As of August 31, 2001.

This section shows all the securities in the fund's portfolio and their market value, as of the report date.

We use the symbols below to designate certain characteristics. With the top ten holdings, the number in the circle is the security's rank among the top ten.


(1)  Top ten holding

=    Delayed-delivery security

/    Collateral for futures contracts


For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the maturity shown is the later of the next interest rate change date or demand date.


The pie chart below shows the fund's major asset categories and the market value and cost of the securities in each category.


ALL DOLLAR VALUES ARE IN THOUSANDS.

[PIE CHART]

 54.0%     CORPORATE BONDS
           Market Value: $563,908
           Cost: $559,869

 32.5%     COLLATERALIZED MORTGAGE OBLIGATIONS
           Market Value: $338,807
           Cost: $337,529

 12.3%     COMMERCIAL PAPER & OTHER CORPORATE OBLIGATIONS
           Market Value: $128,270
           Cost: $128,270

  1.1%     PREFERRED STOCK
           Market Value: $11,327
           Cost: $11,158

  0.1%     U.S. GOVERNMENT SECURITIES & OTHER INVESTMENT COMPANIES
           Market Value: $758
           Cost: $758
------------------------------------------------------------------
100.0%     TOTAL INVESTMENTS
           Market Value: $1,043,070
           Cost: $1,037,584

SECURITY                                             FACE VALUE      MKT. VALUE
  RATE, MATURITY DATE                               ($ x 1,000)     ($ x 1,000)
Corporate Bonds  54.0% of investments

FIXED-RATE OBLIGATIONS  44.8%
--------------------------------------------------------------------------------
    AES CORP.
       8.75%, 12/15/02                                  7,000          7,184

    AMERICAN HEALTH PROPERTIES
       7.05%, 01/15/02                                  9,465          9,516

    BEAR STEARNS COMPANY, INC.
       6.13%, 02/01/03                                  2,675          2,745

    CANADIAN OCCIDENTAL PETROLEUM
       7.13%, 02/04/04                                  5,000          5,198

    CAPITAL ONE BANK
       6.38%, 02/15/03                                  4,950          5,011
       6.50%, 07/30/04                                 10,000         10,128

    CAPITAL ONE FINANCIAL
       7.25%, 12/01/03                                  5,000          5,096

    CARPENTER TECHNOLOGY
       6.28%, 04/07/03                                  6,808          6,971

    CASE CREDIT CORP.
       6.15%, 03/01/02                                  9,320          9,233

    CEMEX, S.A., 144A
       8.63%, 07/18/03                                 12,500         13,141

(7) CENDANT CORP.
       7.75%, 12/01/03                                 16,966         17,752

    CIT GROUP, INC.
       7.38%, 03/15/03                                  5,000          5,233

    COLUMBIA/HCA HEALTHCARE CORP.
       6.63%, 07/15/02                                  8,650          8,856

    COMCAST CORP.
       10.25%, 10/15/01                                 4,000          4,023

    COUNTRYWIDE HOME LOAN, INC.
       5.25%, 05/22/03                                  7,000          7,107
       5.25%, 06/15/04                                  5,000          5,068

    COX COMMUNICATIONS, INC.
       6.50%, 11/15/02                                    940            956

    COX RADIO, INC., 144A
       6.25%, 05/15/03                                 10,700         10,896

    CUMMINS, INC.
       6.25%, 03/01/03                                  9,800          9,862

  / DANA CREDIT CORP.
       7.25%, 12/16/02                                  9,000          8,857

See the Financial Notes, which are integral to this information.

      SECURITY                                      FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
/(8)  DILLARDS, INC.
         5.79%, 11/15/01                               16,670          16,682

      DIME BANCORP, INC.
         9.00%, 12/19/02                                2,500           2,629

      DOLE FOODS CO.
         7.00%, 05/15/03                                5,500           5,538

      DR. HORTON, INC.
         8.38%, 06/15/04                                5,000           5,112

      ERAC USA FINANCE CO., 144A
         6.38%, 05/15/03                                8,000           8,148
         7.50%, 06/15/03                                5,750           6,005
         6.95%, 03/01/04                                3,575           3,681

      ERP OPERATING, L.P.
         6.65%, 11/15/03                                1,500           1,556

      FLORIDA POWER & LIGHT CO.
         6.88%, 09/30/01                                4,000           4,004

      GS ESCROW CORP.
         7.00%, 08/01/03                                8,300           8,461

      HELLER FINANCIAL, INC.
         7.88%, 05/15/03                                7,500           7,953

      HERTZ CORP.
         7.00%, 05/01/02                                2,000           2,038

      ITT CORP.
         6.75%, 11/15/03                               10,500          10,709

      J.C. PENNEY & CO.
   /     7.25%, 04/01/02                               13,250          13,319
         6.50%, 06/15/02                                2,900           2,904

      KN ENERGY, INC.
         6.45%, 03/01/03                                9,300           9,531

      LEHMAN BROTHERS HOLDINGS, INC.
         7.00%, 05/15/03                                5,000           5,211

      LIMESTONE ELECTRON TRUST, 144A
         8.63%, 03/15/03                                3,460           3,602

/(10) MARLIN WATER TRUST II / CAPITAL CORP. II, 144A
         6.31%, 07/15/03                               16,000          16,165

      MASCO CORP.
         6.00%, 05/03/04                                9,000           9,145

      MCI WORLDCOM, INC.
         6.13%, 04/15/02                                5,000           5,058

      MCKESSON CORP.
         6.88%, 03/01/02                                5,000           5,025

      SECURITY
      SERIES                                        FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      MERITA BANK YANKEE, 144A
         7.15%, 09/11/02                                7,700           7,886

      NATIONAL CONSUMER COOPERATIVE BANK
         6.21%, 01/13/03                                5,000           5,101

      NAVISTAR INTERNATIONAL
      Series B
         7.00%, 02/01/03                                2,900           2,886

      NORDSTROM CREDIT, INC.
         7.25%, 04/30/02                                6,000           6,147

      PDVSA FINANCE, LTD.
      Series 1998-1
         6.45%, 02/15/04                                3,000           3,015
      Series 1999-F
         8.75%, 02/15/04                                8,943           9,233

      PETROLEOS MEXICANOS, 144A
         6.50%, 02/01/05                                5,000           5,033

      PROTECTIVE LIFE U.S. FUNDING TRUST, 144A
         5.50%, 05/14/04                                3,000           3,045

      PSEG CAPITAL CORP., 144A
         6.94%, 07/02/02                                2,000           2,051

      QWEST CAPITAL FUNDING, INC., 144A
         5.88%, 08/03/04                                9,000           9,099

      QWEST CORP.
         7.63%, 06/09/03                                2,000           2,088

 /(6) RAYTHEON CO.
         6.45%, 08/15/02                               17,775          17,933

      ROGERS CABLE SYSTEM
         9.63%, 08/01/02                                2,500           2,563

      ROYAL CARIBBEAN
         7.13%, 09/18/02                               15,426          15,506

  (9) SKANDINAVISKA ENSKILDA BANKEN, 144A
         6.50%, 06/04/03                               16,160          16,474

      SUPERVALU, INC.
         7.80%, 11/15/02                                6,565           6,629

      TENET HEALTHCARE CORP.
         8.63%, 12/01/03                                5,000           5,313

      UNION BANK OF NORWAY, 144A
         7.35%, 07/09/03                                7,000           7,236

      US WEST CAPITAL FUNDING, INC.
         6.13%, 07/15/02                                2,000           2,025

      WASTE MANAGEMENT, INC.
         6.63%, 07/15/02                                  670             676
         7.70%, 10/01/02                                7,400           7,592

See the Financial Notes, which are integral to this information.

SCHWAB YIELDPLUS FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued

As of August 31, 2001.

      SECURITY                                      FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      WILLIAMS HOLDINGS OF DELAWARE
         6.13%, 12/01/03                                8,400           8,566

      WORLDCOM, INC.
         7.88%, 05/15/03                                8,265           8,624

      WORLDCOM, INC., 144A
         7.38%, 01/15/03                                4,150           4,272

      YORK INTERNATIONAL CORP.
         6.75%, 03/01/03                                3,500           3,598
                                                                    -----------
                                                                      467,900

      VARIABLE RATE OBLIGATIONS  9.2%
--------------------------------------------------------------------------------
      ALLETE
         4.61%, 10/22/01                                5,000           5,008

      AVNET, INC.
         4.63%, 10/17/01                                5,000           5,001

      BANK OF BOSTON
         4.64%, 09/15/01                                5,000           4,773

      BNP PARIBAS
         4.41%, 09/20/01                                5,500           5,300

      GENERAL MOTORS ACCEPTANCE CORP.
         4.45%, 11/05/01                               10,000          10,076

      GULF STATES UTILITIES, 144A
         4.83%, 11/01/01                               15,000          14,993

      HELLER FINANCIAL, INC.
         3.97%, 10/22/01                                5,000           5,006

      INDIANA MICHIGAN POWER
         4.62%, 09/04/01                                2,500           2,502

      INTERNATIONAL PAPER CO.
         4.62%, 10/08/01                                2,000           2,003

      LILLY DEL MAR, INC., 144A
         4.85%, 11/05/01                                5,000           4,924

      MBNA CORP.
         4.61%, 11/16/01                               13,000          13,018

      PSEG CAPITAL CORP., 144A
         5.02%, 09/10/01                                7,500           7,494

      SOCIETE GENERALE
         4.39%, 10/18/01                                6,200           5,943

      TXU ELECTRIC CAPITAL IV
         4.48%, 11/01/01                                2,400           1,961

      UTILICORP UNITED, INC., 144A
         4.45%, 11/15/01                                8,000           8,006
                                                                    -----------
                                                                       96,008

      SECURITY
      SERIES                                         FACE VALUE      MKT. VALUE
         RATE, MATURITY DATE                        ($ x 1,000)     ($ x 1,000)
      COLLATERALIZED MORTGAGE OBLIGATIONS
      32.5% of investments

      NON-U.S. GOVERNMENT AGENCY SECURITIES  17.5%
--------------------------------------------------------------------------------
      ABN AMRO MORTGAGE CORP.
      Series 2001-1 Class A1
         6.00%, 05/25/31                              10,000         10,150

      BANK OF AMERICA MORTGAGE SECURITIES
      Series 2001-E Class A2
         5.62%, 08/25/31                              15,000         14,991

 =(1) BEAR STERNS ADJUSTABLE RATE MORTGAGE TRUST
      Series 2001-7 Class A1
         6.20%, 09/25/31                              20,000         20,319

      CHASE MORTGAGE FINANCE CORP.
      Series 2000-S1 Class A1
         7.25%, 02/25/30                               4,998          5,034

      COUNTRYWIDE HOME LOANS, INC.
      Series 1999-12 Class A1
         7.50%, 11/25/29                               1,991          1,998
      Series 2000-5 Class 1A1
         7.75%, 10/25/30                               4,159          4,222

      COUNTRYWIDE ALTERNATIVE LOAN TRUST
      Series 2001-5 Class A1
         6.50%, 02/28/31                               9,508          9,723
      Series 2001-7 Class A10
         6.50%, 08/25/31                               9,727          9,877

      FIRST HORIZON ASSET SECURITIES, INC.
      Series 2000-2 Class A6
         7.75%, 06/25/30                               1,685          1,689

      GE CAPITAL MORTGAGE SERVICES, INC.
      Series 1996-6 Class A10
         7.00%, 04/26/26                               4,812          4,857

      LTC COMMERCIAL MORTGAGE PASS-THROUGH
      CERTIFICATES
      Series 1993-1 Class A
         7.10%, 11/28/12                               4,647          4,768

      MORSERV, INC.
      Series 1996-1 Class A4
         7.00%, 11/25/11                               1,722          1,720

      PNC MORTGAGE SECURITIES CORP.
      Series 1998-1 Class 5A3
         6.48%, 02/25/28                               4,934          4,942


See the Financial Notes, which are integral to this information.

SECURITY
SERIES                                                  FACE VALUE   MKT. VALUE
         RATE, MATURITY DATE                            ($ x 1,000)  ($ x 1,000)
      PRUDENTIAL HOME MORTGAGE SECURITIES
      Series 1994-20 Class A8
         6.55%, 05/25/09                                    1,500        1,520
      Series 1993-1 Class A7
         7.50%, 02/25/23                                    4,272        4,288

      RESIDENTIAL ACCREDIT LOANS, INC.
      Series 2000-QS2 Class A4
         7.75%, 02/25/30                                    5,000        5,093

      RESIDENTIAL ASSET SECURITIZATION TRUST
      Series 1997-A6 Class A5
         7.25%, 09/25/12                                    1,021        1,017

      RESIDENTIAL FUNDING MORTGAGE SECURITIES I TRUST
      Series 1993-S13 Class A9
         6.52%, 03/25/08                                    4,693        4,698
      Series 1993-S15 Class A6
         6.92%, 04/25/08                                    3,669        3,677
      Series 1997-S7 Class A2
         7.50%, 05/25/27                                    1,321        1,322

      RESIDENTIAL FUNDING SECURITIES CORP.
      Series 2001-RM1 Class A
         6.18%, 12/25/29                                   10,871       10,972

      RYLAND MORTGAGE SECURITIES CORP.
      Series 1993-3 Class 9
         6.71%, 08/25/08                                    2,000        2,029

      SAXON MORTGAGE SECURITIES CORP.
      Series 1993-2 Class A5
         7.50%, 03/25/23                                      564          562

      SEARS MORTGAGE SECURITIES
      Series 1993-11 Class T5
         7.04%, 07/25/23                                   10,000       10,132

  (3) STRUCTURED ASSET SECURITIES CORP.
      Series 2001-14A Class 2A1
         6.05%, 08/25/31                                   20,000       20,244

      WELLS FARGO MORTGAGE BACKED SECURITIES TRUST
      Series 2000-8 Class A1
         7.00%, 09/25/30                                    7,818        7,922
      Series 2001-15 Class 2A1
         6.00%, 07/25/31                                   15,000       15,072
                                                                     -----------
                                                                       182,838


      U.S. GOVERNMENT AGENCY SECURITIES  15.0%
--------------------------------------------------------------------------------
      FANNIE MAE
   =    5.80%, 06/01/31                                     6,032        6,133
   =    6.05%, 07/01/31                                     6,801        6,927
   =    6.10%, 07/01/31                                     9,679        9,844
   =    7.00%, 08/01/31                                    15,000       15,194
        6.24%, 08/01/39                                    14,362       14,697
      Series G93-31 Class PJ
         6.55%, 10/25/20                                   10,000       10,300
      Series 1993-20 Class G
         7.00%, 02/25/21                                   10,000       10,316
      Series 1999-40 Class OC
         6.30%, 11/25/21                                    3,900        3,989
      Series 1996-35 Class D
         7.00%, 03/25/23                                    2,694        2,715
      Series 2000-53 Class A
         7.00%, 11/25/23                                    7,004        7,115
      Series 1996-51 Class AL
         7.00%, 12/28/24                                    7,142        7,213

      FREDDIE MAC
 =(2)    6.10%, 07/01/29                                   19,962       20,295
         6.53%, 04/01/31                                   12,534       12,824
      Series 61 Class D
         9.30%, 11/15/20                                    2,542        2,660
      Series 1350 Class H
         7.50%, 03/15/21                                    2,034        2,050
      Series 1993 Class PB
         6.50%, 01/15/22                                   10,000       10,132
      Series 1768 Class PG
         7.50%, 03/15/22                                    4,134        4,164
      Series 62 Class B
         7.50%, 05/20/24                                    2,103        2,120

      VENDEE MORTGAGE TRUST
      Series 2001-1 Class 2B
         7.00%, 12/15/22                                    4,000        4,174
      Series 2001-2 Class B
         6.75%, 06/15/31                                    3,000        3,107
                                                                     -----------
                                                                       155,969

       COMMERCIAL PAPER & OTHER CORPORATE
       OBLIGATIONS  12.3% of investments


SECURITY                                            FACE VALUE      MKT. VALUE
   RATE, MATURITY DATE                              ($ x 1,000)     ($ x 1,000)
      ATLANTIS TWO FUNDING CORP.
         3.95%, 09/04/01                               4,000           3,999
(4)      4.06%, 09/05/01                              20,000          19,991
         3.96%, 09/11/01                               4,187           4,182

      CONAGRA FOODS, INC.
         3.66%, 09/04/01                               8,000           7,998

See the Financial Notes, which are integral to this information.

SCHWAB YIELDPLUS FUND(R) -- FINANCIALS

PORTFOLIO HOLDINGS Continued

As of August 31, 2001.

SECURITY                                            FACE VALUE      MKT. VALUE
   RATE, MATURITY DATE                              ($ x 1,000)     ($ x 1,000)
      DUKE ENERGY FIELD SERVICE, L.L.C.
         3.80%, 09/04/01                               14,000          13,996

      KINDER MORGAN ENERGY PARTNERS
         3.76%, 09/07/01                               10,000           9,994

      NISOURCE FINANCE CORP.
         3.81%, 09/06/01                                9,000           8,995
         3.76%, 09/17/01                                8,500           8,486
         3.71%, 09/25/01                                9,000           8,978

      SPRINT CAPITAL CORP.
         3.85%, 09/10/01                                8,000           7,992
  (5)    3.74%, 09/13/01                               20,000          19,975

      TYCO INTERNATIONAL GROUP S.A.
         3.62%, 09/05/01                               13,690          13,684
                                                                      -------
                                                                      128,270

       U.S. GOVERNMENT SECURITIES
       0.0% of investments


    / U.S. TREASURY BILLS
         3.31%, 11/15/01                                  160             159

SECURITY AND NUMBER OF SHARES                                       MKT. VALUE
                                                                    ($ x 1,000)
PREFERRED STOCK  1.1% of investments

      CAISSE NATIONAL CREDIT AGRICOLE, 144A
      203,321                                                          5,142

      CREDIT LYONNAISE CAPITAL SCA, 144A
      205,761                                                          5,288

      ROYAL BANK OF SCOTLAND GROUP, PLC
      35,300                                                             897


                                                                      -------
                                                                      11,327

       OTHER INVESTMENT COMPANIES
       0.1% of investments


      PROVIDENT INSTITUTIONAL FUNDS --
      FED FUNDS PORTFOLIO    599,557                                     599

--------------------------------------------------------------------------------

END OF PORTFOLIO HOLDINGS. For totals, please see the first page of holdings for this fund.


See the Financial Notes, which are integral to this information.

Statement of
ASSETS AND LIABILITIES
As of August 31, 2001. All numbers x 1,000 except NAV.

ASSETS
--------------------------------------------------------------------------------
Investments, at market value                              $1,043,070 a
Receivables:
   Fund shares sold                                           14,388
   Interest                                                   10,437
   Investments sold                                               14
Prepaid expenses                                          +      122
                                                          ----------
TOTAL ASSETS                                               1,068,031

LIABILITIES
--------------------------------------------------------------------------------
Payables:
   Fund shares redeemed                                          863
   Dividends to shareholders                                     505
   Investments bought                                        109,473
   Transfer agent and shareholder service fees                     8
   Due to brokers for futures                                     10
Accrued expenses                                          +      185
                                                          ----------
TOTAL LIABILITIES                                            111,044

NET ASSETS
--------------------------------------------------------------------------------
TOTAL ASSETS                                               1,068,031
TOTAL LIABILITIES                                        -   111,044
                                                         -----------
NET ASSETS                                                  $956,987


NET ASSETS BY SOURCE
Capital received from investors                              953,237
Net realized capital losses                                   (1,726) b
Net unrealized capital gains                                   5,476


NET ASSET VALUE (NAV)

                                           SHARES
SHARE CLASS            NET ASSETS     /   OUTSTANDING    =     NAV
Investor Shares        $184,584             18,463            $10.00
Select Shares(R)       $772,403             77,268            $10.00


a The fund's amortized cost for these securities was $1,037,584. Not counting short-term obligations and government securities, the fund paid $597,475 for securities during the reporting period, and received $264,066 from securities it sold or that matured. For long-term government securities, the fund paid $326,985 during the reporting period and received $42,831 for securities it sold or that matured. This includes $11,761 in transactions with other SchwabFunds.(R)

b These derive from investments, futures and short sales. As of the report date, the fund held three hundred fifty U.S. Treasury note futures contracts due to expire on December 2, 2001, with a contract value of $72,581 and an unrealized loss of $10.

FEDERAL TAX DATA
--------------------------------------------------------------------------------
COST BASIS OF PORTFOLIO                              $1,037,659

NET UNREALIZED GAINS AND LOSSES:
Gains                                                    $6,306
Losses                                               +     (905)
--------------------------------------------------------------------------------
                                                         $5,401

UNUSED CAPITAL LOSSES:
Expires 08/31 of:
  2009                                                   $1,318
DEFERRED CAPITAL LOSSES                                    $342

See the Financial Notes, which are integral to this information.

SCHWAB YIELDPLUS FUND - FINANCIALS


Statement of
OPERATIONS
For September 1, 2000 through August 31, 2001.  All numbers x 1,000.

INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                     $28,342

NET REALIZED GAINS AND LOSSES
--------------------------------------------------------------------------------
Net realized losses on investments sold                          (50)
Net realized losses on futures contracts                        (374)
Net realized gains on short sales                          +     156
                                                           ----------
NET REALIZED LOSSES                                             (268)

NET UNREALIZED GAINS
--------------------------------------------------------------------------------
Net unrealized gains on investments                            5,311
Net unrealized gains on futures contracts                  +     117
                                                           ----------
NET UNREALIZED GAINS                                           5,428

EXPENSES
--------------------------------------------------------------------------------
Investment adviser and administrator fees                      1,481  a
Transfer agent and shareholder service fees
     Investor Shares                                             217  b
     Select Shares(R)                                            342  b
Trustees' fees                                                     6  c
Custodian and portfolio accounting fees                          210
Professional fees                                                 25
Registration fees                                                203
Shareholder reports                                               49
Other expenses                                             +      11
                                                           ----------
Total expenses                                                 2,544
Expense reduction                                          -     689  d
                                                           ----------
NET EXPENSES                                                   1,855

INCREASE IN NET ASSETS FROM OPERATIONS
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                       28,342
NET EXPENSES                                               -   1,855
                                                           ----------
NET INVESTMENT INCOME                                         26,487
NET REALIZED LOSSES                                             (268) e
NET UNREALIZED GAINS                                       +   5,428  e
                                                           ==========
INCREASE IN NET ASSETS FROM OPERATIONS                       $31,647


a Calculated as a percentage of average daily net assets: 0.35% of the first $500 million and 0.30% of assets beyond that.

b Calculated as a percentage of average daily net assets: for transfer agent services, 0.05% of the fund's assets; for shareholder services, 0.20% and 0.05% of the assets of each respective share class.

c  For the fund's independent trustees only.

d This reduction was made by the investment adviser (CSIM). It reflects a guarantee by CSIM and the transfer agent and shareholder service agent (Schwab) to limit the operating expenses of this fund through at least November 15, 2002, as follows:

                       % OF AVERAGE
    SHARE CLASS    DAILY NET ASSETS
    --------------------------------
    Investor Shares         0.55
    Select Shares(R)        0.40

    This limit doesn't include interest, taxes and certain non-routine expenses.

e  These add up to a net gain on investments of $5,160.

See the Financial Notes, which are integral to this information.

Statements of
CHANGES IN NET ASSETS
For the current and prior reporting periods. All numbers x 1,000.

OPERATIONS
--------------------------------------------------------------------------------------
                                               9/1/00 - 8/31/01     10/1/99* - 8/31/00
Net investment income                                   $26,487                $12,356
Net realized losses                                        (268)                (1,458)
Net unrealized gains                                  +   5,428                     48
                                               ----------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                   31,647                 10,946

DISTRIBUTIONS PAID
--------------------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
   Investor Shares                                       5,271                  2,321
   Select Shares(R)                                   + 21,240                 10,035
                                               ----------------------------------------
TOTAL DIVIDENDS FROM NET INVESTMENT INCOME             $26,511                $12,356

TRANSACTIONS IN FUND SHARES
--------------------------------------------------------------------------------
                                     9/1/00 - 8/31/01      10/1/99* - 8/31/00
                                   QUANTITY       VALUE   QUANTITY       VALUE
SHARES SOLD
   Investor Shares                   18,004    $179,021      7,107     $70,820
   Select Shares                   + 68,609     682,293     28,482     283,828
                                   ---------------------------------------------
TOTAL SHARES SOLD                    86,613    $861,314     35,589    $354,648

SHARES REINVESTED
   Investor Shares                      461      $4,576        199      $1,982
   Select Shares                   +  1,772      17,592        840       8,350
                                   ---------------------------------------------
TOTAL SHARES REINVESTED               2,233     $22,168      1,039     $10,332

SHARES REDEEMED
   Investor Shares                    5,303     $52,651      2,005     $19,925
   Select Shares                   + 15,214     150,912      7,221      71,713
                                   ---------------------------------------------
TOTAL SHARES REDEEMED                20,517    $203,563      9,226     $91,638 a

NET INCREASE                         68,329    $679,919     27,402    $273,342 b

SHARES OUTSTANDING AND NET ASSETS
--------------------------------------------------------------------------------
                                       9/1/00 - 8/31/01      10/1/99* - 8/31/00
                                      SHARES  NET ASSETS     SHARES  NET ASSETS
Beginning of period                  27,402    $271,932          0          $0
Total increase                     + 68,329     685,055     27,402     271,932 c
                                   -------------------------------------------
END OF PERIOD                        95,731    $956,987     27,402    $271,932 d

Commencement of operations.

a Dollar amounts are net of proceeds received from the 0.25% early withdrawal fee the fund charges on shares sold 90 days or less after buying them:

   CURRENT PERIOD
   Investor Shares            $19
   Select Shares(R)       +    62
                          --------
   TOTAL                      $81
   PRIOR PERIOD
   Investor Shares            $12
   Select Shares(R)       +    37
                          --------
   TOTAL                      $49

b  Represents shares sold plus shares reinvested, minus shares redeemed.

c Figures for shares represent the net changes in shares from the transactions described above. Figures for net assets represent the changes in net assets from operations plus the changes in value from transactions in fund shares, minus distributions paid.

d The prior period includes net investment income not yet distributed in the amount of $24.

   Percent of fund shares owned by other SchwabFunds(R) as of the end of the current period:

   SCHWAB MARKETMANAGER PORTFOLIOS(R)
   Growth Portfolio           1.1%
   Balanced Portfolio         0.4%

See the Financial Notes, which are integral to this information.

FINANCIAL NOTES

FINANCIAL NOTES

BUSINESS STRUCTURE OF THE FUND

THE FUND DISCUSSED IN THIS REPORT IS A SERIES OF SCHWAB INVESTMENTS, A NO-LOAD, OPEN-END MANAGEMENT INVESTMENT COMPANY. The company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended. The sidebar shows the funds in this report and their trust.

THE FUND OFFERS TWO SHARE CLASSES: Investor Shares and Select Shares(R). Shares of each class represent interests in the same portfolio, but each class has different expenses, as well as, its own cost and investment minimums.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may issue as many shares as necessary.

THE TRUST AND ITS FUNDS
--------------------------------------------------------------------------------
This list shows all of the funds included in Schwab Investments. The fund discussed in this report is highlighted.

SCHWAB INVESTMENTS
Organized October 26, 1990
  Schwab 1000 Fund(R)
  Schwab Short-Term Bond Market Index Fund
  Schwab Total Bond Market Index Fund
  Schwab California Short/Intermediate
    Tax-Free Bond Fund
  Schwab California Long-Term Tax-Free Bond Fund
  Schwab Short/Intermediate Tax-Free Bond Fund
  Schwab Long-Term Tax-Free Bond Fund
  Schwab YieldPlus Fund(R)
--------------------------------------------------------------------------------


FUND OPERATIONS

Most of the fund's investments are described in the sections earlier in this report. However, there are certain other investments and policies that may affect the fund's financials. The most significant of these are described below. Other policies concerning the fund's business operations also are described here.

THE FUND DECLARES DIVIDENDS EVERY DAY IT IS OPEN FOR BUSINESS. These dividends, which are equal to the fund's net investment income for that day, are paid out to shareholders once a month. The fund may make distributions from any net realized capital gains once a year.

THE FUND MAY BUY SECURITIES ON A DELAYED-DELIVERY BASIS. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security's value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

THE FUND MAY INVEST IN FUTURES CONTRACTS. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a future, due to a difference in trading hours or to market conditions that may reduce the liquidity for a future or its underlying securities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the "initial margin") whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required ("variation margin").

THE FUND MAY ALSO SELL SECURITIES SHORT (SELL SECURITIES IT DOES NOT OWN). When it does so, the fund also places assets worth at least 100% of the value of the shorted securities into a segregated account, as collateral. If the market value of the shorted securities subsequently falls, the fund can realize a gain. However, if the value rises, the fund typically would have to add to its collateral or close out its short position at a loss.

THE FUND PAYS FEES FOR VARIOUS SERVICES. Through its trust, the fund has agreements with Charles Schwab Investment Management, Inc. (CSIM) to provide investment advisory and administrative services and with Charles Schwab & Co., Inc. (Schwab) to provide transfer agent and shareholder services.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund that may limit the total expenses charged. The rates and limitations for these fees are described in the fund's Statement of Operations.

TRUSTEES MAY INCLUDE PEOPLE WHO ARE OFFICERS AND/OR DIRECTORS OF THE INVESTMENT ADVISER OR SCHWAB. Federal securities law limits the percentage of such "interested persons" who may serve on a trust's board, and the trust was in compliance with these limitations throughout the reporting period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund's Statement of Operations.

THE FUND MAY ENGAGE IN CERTAIN TRANSACTIONS INVOLVING AFFILIATES. For instance, the fund may let other SchwabFunds(R) buy and sell fund shares, particularly Schwab MarketManager Portfolios(R).

The fund may make direct transactions with certain other SchwabFunds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers.

THE FUND INTENDS TO MEET FEDERAL INCOME AND EXCISE TAX REQUIREMENTS FOR REGULATED INVESTMENT COMPANIES. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

ACCOUNTING POLICIES

The following are the main policies the fund uses in preparing its financial statements.

THE FUND VALUES THE SECURITIES IN ITS PORTFOLIO EVERY BUSINESS DAY. The fund uses the following policies to value various types of securities:

   BONDS AND NOTES: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

   SECURITIES FOR WHICH NO QUOTED VALUE IS AVAILABLE, INCLUDING RESTRICTED
   SECURITIES: valued at fair value,

FINANCIAL NOTES

   as determined in good faith by the fund's investment adviser using guidelines adopted by the fund's Board of Trustees.

   FUTURES AND FORWARDS: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day's exchange rates (for forwards). When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

   SHORT-TERM SECURITIES (60 DAYS OR LESS TO MATURITY): valued at amortized cost.

IF THE FUND SELLS SECURITIES SHORT, it records the proceeds received as an asset and the obligation to buy back the securities as a liability. At the time a short sale is initiated, the asset and the liability are of equal value and effectively cancel each other out. Subsequently, the fund values the liability side of the transaction according to the market price of the securities sold short, and values the asset side according to the value of the proceeds. When the fund closes out a short position (buys the security), it records the outcome as a realized gain or loss. Interest accrued on securities sold short is recorded as an expense on the fund's records.

SECURITY TRANSACTIONS are recorded as of the date the order to buy or sell the security is executed.

INTEREST INCOME is recorded as it accrues. If a fund bought a debt instrument at a discount (that is, for less than its face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security's call date and price, rather than the maturity date and price.

REALIZED GAINS AND LOSSES from security transactions are based on the identified costs of the securities involved.

A revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued in November 2000 and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the fund to classify paydown gains and losses on asset-backed securities, presently included in realized gains and losses, as part of interest income on the Statement of Operations. The fund expects that the adoption of these principles will not be material to its financial statements.

EXPENSES that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their net assets.

THE FUND MAINTAINS ITS OWN ACCOUNT FOR PURPOSES OF HOLDING ASSETS AND ACCOUNTING, and is considered a separate entity for tax purposes. Within its account, the fund also keeps certain assets in segregated accounts, as may be required by securities law.

THE ACCOUNTING POLICIES DESCRIBED ABOVE CONFORM WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It's possible that once the results are known, they may turn out to be different from these estimates.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF:
Schwab YieldPlus Fund(R)

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab YieldPlus Fund (one of the portfolios constituting Schwab Investments, hereafter referred to as the "Fund") at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

San Francisco, CA
October 12, 2001

HOW TO READ THIS REPORT

This report, including the financial tables, has been designed to be EASY TO READ. The next few pages provide additional information that can help you more fully understand the financial tables and why they are important to ALL FUND INVESTORS.

In this section, we take a closer look at the types of information presented in the financial tables.

Brief CALLOUTS add context to some of the most important elements in the tables, and help explain certain fund operations and accounting principles.

At the end, a GLOSSARY defines many of the financial terms that are used in this report.


[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE]

                                                 Table is for illustration only.

The financial highlights summarize the fund's activities over the past five years (or since inception, if the fund doesn't yet have five years of operating history).

The figures in the first part of the table are for a single share of the fund that was "outstanding," or in existence, during the periods indicated.

These lines show how much the fund earned per share, and where these earnings came from: how much was from interest and dividends, and how much from capital appreciation (that is, price increases of investments the fund owned). A fund may show losses in this section if its expenses exceeded its income or its capital losses exceeded its capital gains.

Some funds, such as money funds, typically receive all their earnings as interest, while some equity funds may have only appreciation, or may receive interest and dividends only occasionally.

Total return shows what an investor in the fund would have earned or lost during each period indicated, assuming that all dividends and distributions were reinvested. Because the numbers in the financial highlights are for a fund's fiscal year, they will be different from calendar year numbers, except for funds whose fiscal year is the same as the calendar year.

[GRAPHIC OF SAMPLE OF FINANCIAL HIGHLIGHTS TABLE CONTINUED]

                                         Table is for illustration only.

In some cases, such as with funds that started partway through their planned fiscal year or have changed their fiscal year, the financial highlights may contain a "stub period" that is less than 12 months.

In financial tables, parentheses around numbers are used to indicate a negative number, such as a loss, or a number that is being subtracted, such as a distribution paid by a fund to its shareholders.

The figures in this part of the table disclose a fund's annual operating expenses. The expenses are shown as a percentage of a fund's average net assets, because they are paid from these assets.

For some funds, the annual expenses are capped at a certain level. With these funds, there are two sets of expense figures: net expenses and the amounts of any expense reductions. The net figures reflect what the expenses actually were, after the reductions.

This shows you how much a fund netted in dividend and interest income (i.e., total dividends and interest minus expenses), expressed as a percentage of the fund's average net assets.

The turnover rate tells you how actively a fund has traded securities. A rate of 100% would be the equivalent of replacing every security in the portfolio over the period of a year.

Consistently high turnover can result in taxable distributions, which can lower after-tax performance -- although this is not a concern if your investment is held in an IRA, 401(k) or other tax-deferred account.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS PAGE]

                                                 Table is for illustration only.

The Portfolio Holdings (sometimes also called the Schedule of Investments) is a snapshot of all securities a fund held on the last day of the report period.

Symbols that may appear in the Portfolio Holdings:

      (1) Top ten holding -- shows a fund's ten largest positions, as measured by market value.

      + Credit-enhanced security -- indicates a security that is backed by the credit of a third party (usually a large financial institution). An issuer uses credit enhancement to give its securities a higher credit rating, which means that the issuer can pay a lower interest rate. From a fund's standpoint, credit enhancements can help lower the risk of default on those securities that carry them and may also make a security more liquid.

      = Delayed-delivery security -- indicates a security a fund has arranged to buy but has not yet received. A fund may incur a gain or loss if the value of the security rises or falls between the time the purchase was arranged and the time the security is delivered.

      o Certificate of participation -- indicates a security that offers "participation" in municipal lease revenues. A certificate of participation typically is associated with a facility that is leased to (and was built for) a municipal entity, and is generally considered somewhat riskier than a general obligation bond.

      / Collateral for open futures contracts -- indicates a security the fund has set aside in a separate account to cover possible losses that may result from a futures contract. The fund is not permitted to sell a security while it is pledged as collateral.

With most types of bonds (and other debt obligations), the interest rate is set at the time of issue and doesn't change. However, some types of obligations are structured so that the rate may be reset at certain times, typically to reflect changes in market interest rates. A fund may own some of both types of securities.

This shows a breakdown of holdings by asset type. To the right of the pie chart are figures showing the total market value of securities of each asset type, and also what a fund paid for those securities.

[GRAPHIC OF SAMPLE OF PORTFOLIO HOLDINGS TABLE CONTINUED]

                                                 Table is for illustration only.

During its lifetime, a bond may trade at a premium or a discount to its face value, depending on interest rate trends and other factors. When a bond begins to approach maturity, its market value typically moves closer to its face value.

In some cases, securities are organized into sub-groups. For each sub-group, there are figures showing the percentage of investments represented and the total market value of the securities in the subgroup. Note that for all dollar values, you need to add three zeroes after each number to get the approximate value.

In this example, the investment shown is one that seeks to maintain a stable $1.00 share price, so the number of shares is typically the same as the market value (allowing for rounding in the value column).

Most equity and bond funds keep at least a small percentage of assets in high quality, liquid investments, in order to manage their cash flow needs.

For all bonds, the report shows the issuer, the rate the security pays and the maturity date. The maturity date is the date when the bond is retired and the issuer returns the money borrowed ("principal" or "face value") to the bondholder.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF STATEMENT OF ASSETS AND LIABILITIES TABLE]

                                                 Table is for illustration only.


As with the Portfolio Holdings, the figures in these statements need to be multiplied by 1,000. This includes the figures in the notes.

The collateral is simultaneously counted as an asset (because the fund held it as of the report date) and as a liability (because it is owned by the institutions that provided it as collateral).

This section shows where the assets described above came from. "Capital received from investors" is money a fund received from investors buying its shares during the report period, and is a net figure (meaning that money the fund remitted to investors who redeemed their shares has already been subtracted from it).

This section gathers the totals from the first two sections in order to compute net assets.

At any given time, a fund is likely to be owed money from various sources that it has not yet received, and to owe money it hasn't yet paid.

The Statement of Assets and Liabilities is a snapshot of a fund's balance sheet on the last day of the report period.

[GRAPHIC OF SAMPLE OF FEDERAL TAX TABLE]

                                                 Table is for illustration only.

A fund may treat capital losses that are realized after October 31 of a given year as occurring at the beginning of the following fiscal year. This can help avoid certain unintentional tax consequences created by the required timing of dividend payments relative to the fund's fiscal year end.

Although a mutual fund doesn't expect to pay federal income tax, it does have to file a return with the IRS. In some cases, the requirements of tax accounting differ from the requirements of the accounting practices used in keeping a fund's books, so the figures in this box may differ from those shown elsewhere in the financials. These differences may require that some values be reclassified in the financials, but this does not affect a fund's NAV.

[GRAPHIC OF SAMPLE OF STATEMENT OF OPERATIONS TABLE]

                                                 Table is for illustration only.


Covers most activities related to managing a fund's portfolio.

Covers most activities associated with shareholders, including processing transactions in fund shares and providing services such as account statements and information.

This section gathers the totals from the first four sections in order to compute the net earnings or losses that resulted from a fund's operations during the report period. These figures also appear, in summary form, on the Statements of Changes in Net Assets.

To safeguard the interests of shareholders, mutual funds must keep their portfolio securities in accounts at a financial institution, whose tasks include maintaining records of a fund's holdings.

These represent the change in unrealized gains or losses over the report period.

These are the capital gains or losses resulting from securities a fund sold during the report period.

The Statement of Operations tells you how much money a fund earned and spent over the course of the report period, and how much it gained and lost on its investments.

HOW TO READ THIS REPORT Continued

[GRAPHIC OF SAMPLE OF STATEMENTS OF CHANGES IN NET ASSETS]

                                                 Table is for illustration only.

These are the figures for the current report period.

These are the figures for the previous report period.

For mutual funds, the number of "shares outstanding" is the number of shares in existence.

In funds with more than one share class, these figures are reported by class.

The information shows how many shares the fund sold to investors, how many shares the fund issued in connection with investors who reinvested their dividends or distributions, and how many shares the fund redeemed (bought back from investors).

From this section, you can see how the size of a fund was affected by investors buying and selling shares (as opposed to changes due to fund performance, shown above in "Operations").

Keep in mind that if the current report is a semiannual report, its figures are only for six months, whereas the figures for the previous period are generally for a full year.

The Statements of Changes in Net Assets compare a fund's performance during the current report period with its performance from the previous report period.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

ASSET ALLOCATION The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

ASSET-BACKED SECURITY A bond or other debt security that represents ownership in a pool of debt obligations such as credit card debt.

ASSET CLASS A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

AVERAGE RATE The average rate of interest paid annually by the fixed income securities in a fund or portfolio.

BOND A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the "coupon rate") until a specified date (the "maturity date"), at which time the issuer returns the money borrowed ("principal" or "face value") to the bondholder. Because of their structure, bonds are sometimes called "fixed income securities" or "debt securities."

CALL An early repayment of a bond's principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

CALL PROTECTION A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

CAPITAL GAIN, CAPITAL LOSS The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still "on paper" and is considered unrealized.

COUPON, COUPON RATE The annual rate of interest paid until maturity by the issuer of a debt security.

CREDIT QUALITY The capacity of an issuer to make its interest and principal payments. See sidebar.

CREDIT RISK The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

DISCOUNT RATE The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

CREDIT RATINGS
--------------------------------------------------------------------------------

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor's (S&P) or Moody's Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called "junk bonds"). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.


[CREDIT RATINGS CHART]
--------------------------------------------------------------------------------

GLOSSARY Continued

DIVIDEND Money from earnings that is distributed to shareholders as a given amount per share.

DURATION A measure of a bond investment's sensitivity to interest rates. Calculations of duration take into account the investment's yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but typically is more accurate than maturity in determining the effect of interest rate movements on a bond investment's price.

EXPENSE RATIO The amount that is taken from a mutual fund's assets each year to cover the fund's operating expenses. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

GENERAL OBLIGATION BOND A municipal bond that is secured by the issuer's full faith and credit, which typically is backed by the power of the issuer to levy taxes.

INTEREST Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

INTEREST RATE RISK The risk that a bond's value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

MARKET RISK Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as "systematic risk."

MATURITY The date a bond is scheduled to be "retired" and its principal amount returned to the bondholder.

MORTGAGE-BACKED SECURITY A bond or other debt security that represents ownership in a pool of mortgage loans.

MUNI, MUNICIPAL BOND, MUNICIPAL SECURITY A bond or other debt security that is issued by a municipality, or is issued by a third party on behalf of a municipality or under its aegis. Municipal bonds are issued to fund civic projects, such as building or improving roads, bridges, schools and other facilities. The interest paid by munis typically is free from regular federal income tax; for taxpayers in a given state who buy bonds issued in their state, the interest may also be free from state and local income taxes. Interest from some munis is subject to the AMT.

NET ASSET VALUE (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund's total assets, subtracting liabilities, and dividing by the number of shares outstanding.

OUTSTANDING SHARES, SHARES OUTSTANDING When speaking of a company or mutual fund, indicates all shares currently held by investors.

PREPAYMENT RISK The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

REVENUE BOND A municipal bond that is issued to finance public works and is secured by revenue from a public works project (such as a highway or stadium) rather than the full faith and credit of the issuer.

TAXABLE-EQUIVALENT YIELD The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% / [1 - 0.25%] = 6.0%).

TOTAL RETURN The overall performance of an investment over a given period, including any expenses, any income or distributions paid out and any capital gain or loss (increases or decreases in portfolio value).

WEIGHTED AVERAGE For mutual funds, an average that gives the same weight to each security as the security represents in the fund's portfolio.

WEIGHTED AVERAGE MATURITY For mutual funds, the maturity of all the bonds in its portfolio, calculated as a weighted average. As a rule, the longer a fund's weighted average maturity, the greater its interest rate risk.

YIELD The income paid out by an investment, expressed as a percentage of the investment's market value.

YIELD TO MATURITY The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond's current price and its principal amount, or face value.

NOTES

NOTES

CONTACT SCHWAB

The SchwabFunds(R) Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.


METHODS FOR PLACING ORDERS

The following information outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

INTERNET 1
www.schwab.com

SCHWAB BY PHONE(TM)
Use our automated voice service or speak to a representative. Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

TELEBROKER(R)
Automated touch-tone phone service at 800-272-4922

MAIL
Write to SchwabFunds at:
PO Box 7575
San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

1  Shares of Sweep Investments(TM) may not be purchased over the Internet.


THE SCHWABFUNDS FAMILY

STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund(R)
Schwab Small-Cap Index Fund(R)
Schwab Total Stock Market Index Fund(R)
Schwab International Index Fund(R)
Schwab Analytics Fund(R)
Schwab Focus Funds
    Communications Focus Fund
    Financial Services Focus Fund
    Health Care Focus Fund
    Technology Focus Fund
Schwab MarketManager Portfolios(R)
    Small Cap Portfolio
    International Portfolio

ASSET ALLOCATION FUNDS
Schwab MarketTrack Portfolios(R)
    All Equity Portfolio
    Growth Portfolio
    Balanced Portfolio
    Conservative Portfolio
Schwab MarketManager Portfolios
    Growth Portfolio
    Balanced Portfolio

BOND FUNDS
Schwab Short-Term Bond Market Index Fund
Schwab Total Bond Market Index Fund
Schwab YieldPlus Fund(R)
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund

SCHWAB MONEY FUNDS
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.2 Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.(R)

2 Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

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INVESTMENT ADVISER

Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR

Charles Schwab & Co., Inc.
PO Box 7575, San Francisco, CA 94120-7575

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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